Exhibit 10.3
                                                                  Execution Copy

                               AMENDMENT NO. 2 TO
                              TRANSACTION AGREEMENT

        THIS AMENDMENT NO. 2 TO THE TRANSACTION AGREEMENT (this "Amendment"), dated as of June 1, 1999, by and among CSX CORPORATION, a Virginia corporation ("CSX"), CSX TRANSPORTATION, INC., a Virginia corporation, for itself and on behalf of its controlled Subsidiaries (collectively, "CSXT"), NORFOLK SOUTHERN CORPORATION, a Virginia corporation ("NSC"), NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation, for itself and on behalf of its controlled Subsidiaries (collectively, "NSR"), CONRAIL INC., a Pennsylvania corporation, for itself and on behalf of its controlled Subsidiaries (collectively, "CRR"), CONSOLIDATED RAIL CORPORATION, a Pennsylvania corporation ("CRC"), and CRR HOLDINGS LLC, a Delaware limited liability company ("CRR Parent").

        WHEREAS, the parties have previously entered into that certain Transaction Agreement, dated as of June 10, 1997, as amended by Amendment No. 1 to Transaction Agreement, dated as of August 22, 1998 and the System Support Operations Agreement dated as of May 15, 1999, relating to Section 2.3 hereof (the "Transaction Agreement");

        WHEREAS, the parties are on the date hereof consummating the Closing (as defined in the Transaction Agreement) and entering into various documents and instruments to effectuate the same, including Ancillary Agreements ("Closing Documents");

        WHEREAS, in connection with the parties' preparations for the Closing, the parties have identified certain provisions of the Transaction Agreement for which the Parties desire to clarify their understandings and agreements with respect to such provisions and to make interim provisions with respect to certain Transaction Agreement matters which are currently in dispute;

        WHEREAS, the parties have determined that it is in the best interests of their respective companies to amend the Transaction Agreement as set forth in this Amendment;

        WHEREAS, it is the intent of the parties that, except as expressly amended hereby, the Transaction Agreement shall remain unamended and in full force and effect;

        NOW, THEREFORE, the parties hereby amend the Transaction Agreement as follows:

               SECTION 1.  References; Interpretation.
                           --------------------------

               (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Transaction Agreement has the meaning assigned to such term in the Transaction Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each reference to "this Agreement" and each other similar reference contained in the Transaction Agreement shall from and after the date of this Amendment refer to the Transaction Agreement as amended hereby.

               (b) The parties hereby expressly agree that the Closing is being consummated, and the Closing Documents are being delivered, pursuant to and in furtherance of the Transaction Agreement and shall be interpreted as such consistent with the terms of the Transaction Agreement and in furtherance of the terms of the Transaction Agreement to the greatest extent possible. Therefore, in the event of any inconsistency between the terms of the Transaction Agreement and any Closing Document, the terms of the Transaction Agreement shall prevail, except to the extent such Closing Document provides otherwise.

               SECTION 2.  Transportation Contracts.
                           ------------------------

               (a) The beginning of the first sentence of Subsection 2.2(c)(iii) of the Transaction Agreement is amended to read as follows:

                             "(iii)  The  following   decision  rules  shall  be
               applied on an annual basis with tentative settlements to the extent required by subsection (c)(ii) on a quarterly basis 90 days after the end of the quarter and an annual true-up 90 days after the end of the year:"

               (b) Subsection 2.2(c)(iii)(C)(aa)(x) of the Transaction Agreement is hereby amended and restated in its entirety by deleting the existing provision and inserting the following:

                             "(x) If the origin  station is Local to NSR and the
               destination station is on the NYC Allocated Assets and Local to CSXT, then the allocation shall be on a joint line basis between NSR and CSXT with the interchange to be negotiated between NSR and CSXT and the revenues to be split based upon an ICC Docket 28300 mileage prorate with a minimum division of 25% to each of NSR and CSXT; and"

               (c) Subsection 2.2 (c) (iii) (C) (bb) (x) of the Transaction Agreement is hereby amended and restated in its entirety by deleting the existing provision and inserting the following:

                             "(x) If the origin station is Local to CSXT and the
               destination station is on the PRR Allocated Assets and Local to NSR, then the allocation shall be on a joint line basis between CSXT and NSR with the interchange to be negotiated between CSXT and NSR and the revenues to be split based upon an ICC Docket 28300 mileage prorate with a minimum division of 25% to each of CSXT and NSR; and"

               SECTION 3.  FELA Matters.
                           ------------

               (a) Section 2.8(c) of the Transaction Agreement is hereby amended and restated in its entirety by deleting the existing provision and inserting the following:

                             "(c)   Except   for   liabilities   that   are  the
               responsibility of any Person pursuant to any of the Ancillary Agreements, all liabilities associated with the handling and disposition of FELA Claims ("FELA Liabilities") of CRR, CRC and their Affiliates shall be allocated as follows: (i) FELA
               Liabilities that arise from incidents or exposures occurring prior to the Closing Date shall be Retained Liabilities; (ii) to the extent FELA Liabilities arise from incidents or exposures occurring in part prior, and in part on or after, the Closing Date, that portion of the FELA Liability arising prior to the Closing Date shall be Retained Liability; and, (iii) to the extent FELA Liabilities arise from incidents or exposures occurring on or after the Closing Date, they shall be the responsibility of the party then employing the injured employee. Notwithstanding the provisions of the foregoing sentence, if any single incident occurring between the Control Date and the Closing Date results in FELA Liability which exceeds CRC's insurance coverage by $10 million or more, the amount by which such liability exceeds $10 million in excess of CRC's insurance coverage shall be a PRR Allocated Liability if the incident occurred on or relates primarily to PRR Allocated Assets and shall be a NYC Allocated Liability if the incident occurred on or relates primarily to NYC Allocated Assets. CRC will obtain insurance, in form and amount satisfactory to the parties hereto, indemnifying PRR and NYC against the liability to which either may be subject under this paragraph.

               (b) Section 8.15 of the Transaction Agreement is hereby deleted in its entirety and the following is substituted therefor:

                             "Section 8.15. Administration of Actions. After the
                                            -------------------------
               Closing Date, (a) NYC shall have exclusive authority and control over the investigation, prosecution, defense and appeal of all Actions relating primarily to NYC, the NYC Allocated Assets, the NYC Allocated Liabilities or a Retained Liability (except for Retained Liabilities for which the monetary claim is more than $500,000 or injunctive relief is sought) which arose at the location of a NYC Allocated Asset, or with which a NYC Allocated Asset is most significantly involved (each, an "NYC Action"), and may settle or compromise, or consent to the entry of any judgment with respect to, any such NYC Action without the consent of CRC, NSC or PRR and (b) PRR shall have exclusive authority and control over the investigation, prosecution, defense and appeal of all Actions relating primarily to PRR, the PRR Allocated Assets, the PRR Allocated Liabilities, or a Retained Liability (except for Retained Liabilities for which the monetary claim is more than $500,000 or injunctive relief is sought), which arose at the location of a PRR Allocated Asset or with which a PRR Allocated Asset is most significantly involved (each a "PRR Action"), and may settle or compromise, or consent to the entry of any judgment with respect to, any such PRR Action without the consent of CRC, CSX or NYC.

                             "Notwithstanding the foregoing,  neither NYC or PRR
               may settle or compromise, or consent to the entry of any judgment with respect to, any such Action without the prior written consent of the other if such settlement, compromise or consent to such judgment (i) includes any form of injunctive relief binding upon such other party or CRC or (ii) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such other party or CRC and any Affiliates of CRC subject to such Action of a full and final release from all liability in respect to such claim or litigation. After the Closing Date with respect to an Action not covered under clauses
               (a) and (b) of the foregoing sentence (including Actions relating to Retained Liabilities), the handling, administration and disposition of such Actions shall be the joint responsibility of CSX and NSC and the costs thereof shall be Corporate Level Liabilities. In assigning joint responsibility for the administration, handling and disposition of Actions to CSX and NSC, hereunder it is not the parties' intent that CSX and NSC will actually administer, handle and dispose of such Actions jointly, but rather that CSX and NSC will agree on the most practical and efficient arrangements with the objective of eliminating unnecessary duplication of effort and minimizing overall costs. The costs and expenses of the administration and handling of such Actions shall be Corporate Level Liabilities; provided that salaries and overheads associated with the salaries of full time employees of CSX or NSC while engaged in investigation or handling such Actions shall be the responsibility of the employing party and are Corporate Level Liabilities only to the extent that they are covered by insurance or are otherwise reimbursable by CRR or CRC pursuant to a separate agreement with CSX or NSC.

                             "The  provisions  of this  Section 8.15 shall apply
               except as may be otherwise provided in a separate agreement among CRC, CSX and/or NSC and except as may be provided by action of the CRC Board."

               (c) Section 8.16 of the Transaction Agreement is hereby deleted in its entirety and the following is substituted therefor:

                             "Section 8.16.  Administration of FELA Claims.  (a)
                                             -----------------------------
               Except as provided pursuant to separate agreement between CSX and NSC, the administration, handling and disposition of FELA Claims (whenever made) that arise from incidents or exposures occurring prior to the Closing Date shall be (i) the responsibility of the parent of the party operating the Allocated Asset where the incident or incidents giving rise to the FELA Claim occurred, or
               (ii) the responsibility of the parent of the party operating the Allocated Asset most significantly involved if the FELA Claim arises from an incident or incidents occurring at multiple locations on Allocated Assets, or (iii) the joint responsibility of CSX and NSC if the FELA Claim arises from an incident or incidents occurring at unknown locations or a location not otherwise covered by clauses (i) or (ii) of this sentence. In assigning joint responsibility for the administration, handling and disposition of FELA Claims to CSX and NSC under the foregoing clause (iii), it is not the parties' intent that CSX and NSC will actually administer, handle and dispose of such actions jointly, but rather that CSX and NSC will agree on the most practical and efficient arrangements with the objective of eliminating unnecessary duplication of effort and minimizing overall costs. The costs and expenses associated with the administration, handling and disposition of FELA Claims that arise from incidents or exposures occurring prior to the Closing Date shall be borne by CRR; provided that salaries and overheads associated with the salaries of full time employees of CSX or NSC while engaged in investigation or handling such FELA Claims shall be the responsibility of the employing party and are Corporate Level Liabilities only to the extent that they are covered by insurance or are otherwise reimbursable by CRR or CRC pursuant to a separate agreement with CSX or NSC; provided, further that the party responsible for the administration of FELA Claims which are Retained Liabilities shall, before agreeing to any single settlement of a FELA Claim or group of related FELA Claims, involving a payment of more than $1 million, obtain the written consent of the other party. Failure of either party to respond to such a request for consent within fourteen days of receipt of such request shall be deemed to constitute consent."

               SECTION 4.  CRC Pension Plan Matters.
                           ------------------------

               (a) Section 6.3(c) of the Transaction Agreement is hereby amended by inserting the following after the word "Percentage":

               ", as adjusted to reflect any Separation Costs required to be borne by CSX or NSC pursuant to Section 6.2(i) and to reflect any timing differences in the transfers of assets and liabilities to CSX and NSC pension plans based on actual investment experience."

               (b) Section 6.3(c) of the Transaction Agreement is further amended by deleting the last sentence thereof and replacing it with the following:

               "The Consolidated Rail Corporation Pension Fund Investment Committee shall approve the manner and amounts to be transferred to CSX and NSC pension plans with respect to transfers of employees to CSX and NSC payrolls and this Section 6.3(c)."

               SECTION 5.  Insurance Matters.  Section 2.11  of the  Transaction
                           -----------------
Agreement is   hereby deleted in its  entirety and the  following is substituted therefor:

                      "2.11 Insurance Proceeds:  Except as otherwise provided in
                            ------------------
               this Agreement, the proceeds of any insurance recoveries from insurance carried by CRR, CRC or their respective Affiliates on or prior to the Closing Date and third party recoveries in the nature of insurance or indemnity covering Assets, Retained Liabilities or Allocated Liabilities, which are received on or after the Closing Date, shall accrue to the benefit of and be held by or paid over to CRC, NYC or PRR in proportion to the obligation each bears under this Agreement for the particular Liabilities to which the recoveries are applicable."

               SECTION 6. Confirmation of Transaction Agreement. In all respects
                          -------------------------------------
not  inconsistent  with  the  terms  and  provisions  of  this  Amendment,   the
Transaction Agreement is hereby ratified, adopted, approved and confirmed.

               SECTION 7.  Miscellaneous.  The  provisions  of Article XI of the
                           -------------
Transaction Agreement are hereby expressly incorporated by reference into this Amendment, and each provision thereof shall have the same force and effect as if fully set forth herein (except to the extent such provision is amended, modified, supplemented, altered, rescinded or superseded by this Amendment).

         [The remainder of this page has been intentionally left blank.]


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





               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

                                            CSX CORPORATION


                                            By: /s/ GREGORY R. WEBER
                                                --------------------
                                                Name:  Gregory R. Weber
                                                Title: Vice President and
                                                       Treasurer


                                            CSX TRANSPORTATION, INC., for itself
                                            and on behalf of its controlled
                                            Subsidiaries


                                            By: /s/ PETER J. SHUDTZ
                                                -------------------
                                                Name:  Peter J. Shudtz
                                                Title: Vice President - Law &
                                                       General Counsel - CSX
                                                       Corporation, authorized
                                                       agent for CSX
                                                       Transportation, Inc.


                                            NORFOLK SOUTHERN CORPORATION


                                            By: /s/ STEPHEN C. TOBIAS
                                                ---------------------
                                                Name:  Stephen C. Tobias
                                                Title: Vice Chairman and Chief
                                                       Operating Officer


                                            NORFOLK SOUTHERN RAILWAY COMPANY,
                                            for itself and on behalf of its
                                            controlled Subsidiaries


                                            By: /s/ J. L. MANETTA
                                                -----------------
                                                Name:  J. L. Manetta
                                                Title: Senior Vice President -
                                                       Operations


                                            CONRAIL INC., for itself and on
                                            behalf of its controlled
                                            Subsidiaries


                                            By:  /s/TIMOTHY O'TOOLE
                                                 ------------------
                                                Name:  Timothy O'Toole
                                                Title:  President and Chief
                                                        Executive Officer

                                            CONSOLIDATED RAIL CORPORATION


                                            By:  /s/JOHN MCKELVEY
                                                 ----------------
                                                Name:  John McKelvey
                                                Title:  Chief Financial Officer


                                            CRR HOLDINGS LLC


                                            By: /s/ D. R. GOODE
                                                ---------------
                                                Name:  D. R. Goode
                                                Title: Co-chairman  and Company
                                                       Chief Executive Officer


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